Exhibit 1

SCHEDULE OF FUNDED DEBT AT DECEMBER 31, 2025

Currency	Value Date	Interest %	Maturity Date	Initial amount in currency of borrowing (in millions)	Amount outstanding in currency of borrowing (in millions)	Amount outstanding in millions of U.S. dollars (1)
U.S. dollars	January 27, 2021	0.500	January 27, 2026	3,000	3,000	3,000
Indonesian rupiah	February 10, 2021	4.500	February 10, 2026	500,000	267,000	16
Indian rupee	February 10, 2021	5.000	February 10, 2026	2,500	1,220	14
Mexican pesos	March 10, 2021	5.000	March 5, 2026	500	152	8
U.S. dollars	April 15, 2021	Floating Rate	April 15, 2026	500	500	500
Australian dollars	May 6, 2021	1.000	May 6, 2026	500	500	334
U.S. dollars	December 1, 2021	Floating Rate	April 15, 2026	200	200	200
Indian rupee	December 8, 2021	6.000	December 8, 2031	1,500	1,500	17
Australian dollars	January 18, 2022	1.900	January 18, 2027	500	500	334
Pound sterling	January 20, 2022	1.125	September 15, 2026	500	500	672
Indian rupee	January 25, 2022	5.750	January 25, 2027	5,000	5,000	56
Philippine pesos	January 27, 2022	4.250	January 27, 2027	3,800	2,700	46
Euro	April 25, 2022	0.973	April 26, 2027	150	150	176
U.S. dollars	June 10, 2022	3.020	June 10, 2027	250	250	250
U.S. dollars	August 16, 2022	Floating Rate	August 16, 2027	500	500	500
U.S. dollars	August 17, 2022	3.150	August 17, 2027	150	150	150
U.S. dollars	September 14, 2022	3.750	September 14, 2027	2,000	2,000	2,000
Chinese yuan	September 16, 2022	2.910	September 16, 2026	350	350	50
Indian rupee	September 16, 2022	6.000	December 8, 2031	1,000	1,000	11
Indian rupee	September 27, 2022	6.000	December 8, 2031	1,100	1,100	12
Turkish lira	September 29, 2022	30.000	September 29, 2027	500	500	12
Australian dollars	December 15, 2022	1.900	January 18, 2027	50	50	33
Pound sterling	January 11, 2023	4.375	June 11, 2026	650	650	873
U.S. dollars	January 18, 2023	4.000	January 18, 2028	2,000	2,000	2,000
Indian rupee	January 20, 2023	6.000	December 8, 2031	900	900	10
Pound sterling	January 30, 2023	4.375	June 11, 2026	100	100	134
Mexican pesos	February 2, 2023	Zero Coupon	February 2, 2043	2,700	2,700	150
Pound sterling	February 6, 2023	4.375	June 11, 2026	250	250	336
Indian rupee	February 6, 2023	6.000	December 8, 2031	2,500	2,500	28
South African rand	February 8, 2023	7.500	February 8, 2028	500	500	30

Mexican pesos	February 8, 2023	Zero Coupon	February 8, 2038	4,000	4,000	222
Euro	February 14, 2023	3.000	February 14, 2028	1,500	1,500	1,758
U.S. dollars	March 13, 2023	Floating Rate	August 16, 2027	50	50	50
U.S. dollars	March 16, 2023	4.480	March 16, 2028	150	150	150
Philippine pesos	March 17, 2023	4.250	January 27, 2027	1,100	1,100	19
Chinese yuan	April 17, 2023	2.665	April 17, 2026	500	500	72
Polish złoty	April 17, 2023	6.000	April 17, 2028	100	100	28
Chinese yuan	April 26, 2023	2.930	April 26, 2028	1,500	1,500	215
Mexican pesos	May 4, 2023	Zero Coupon	May 4, 2043	2,000	2,000	111
Australian dollars	May 17, 2023	4.000	May 17, 2028	500	500	334
Indian rupee	June 13, 2023	6.000	December 8, 2031	1,600	1,600	18
Chinese yuan	June 14, 2023	2.700	June 14, 2028	2,500	2,500	358
Swiss franc	June 26, 2023	1.750	June 26, 2030	200	200	252
Indian rupee	June 30, 2023	6.650	June 30, 2033	4,500	4,500	50
Chinese yuan	July 14, 2023	2.600	July 14, 2027	300	300	43
Hong Kong dollars	August 24, 2023	4.260	August 24, 2026	200	200	26
Chinese yuan	September 1, 2023	2.570	September 1, 2026	300	300	43
U.S. dollars	September 14, 2023	4.875	September 14, 2026	2,000	2,000	2,000
Mexican pesos	September 28, 2023	Zero Coupon	May 4, 2043	1,300	1,300	72
Pound sterling	January 11, 2024	4.000	July 22, 2027	500	500	672
U.S. dollars	January 18, 2024	4.125	January 18, 2029	3,000	3,000	3,000
Hong Kong dollars	January 25, 2024	3.643	January 25, 2027	500	500	64
Indian rupee	January 25, 2024	7.200	January 25, 2029	4,500	4,500	50
Pound sterling	February 1, 2024	4.000	July 22, 2027	100	100	134
Hong Kong dollars	February 6, 2024	3.675	February 6, 2027	700	700	90
Pound sterling	February 9, 2024	4.000	July 22, 2027	150	150	201
Indian rupee	March 1, 2024	7.000	March 1, 2029	20,000	20,000	223
Chinese yuan	March 7, 2024	2.330	March 7, 2027	3,000	3,000	429
U.S. dollars	March 13, 2024	4.250	March 13, 2034	1,250	1,250	1,250
Hong Kong dollars	March 22, 2024	3.945	March 22, 2027	300	300	39
Hong Kong dollars	April 15, 2024	4.015	April 15, 2027	300	300	39
Hong Kong dollars	April 23, 2024	4.180	April 23, 2027	300	300	39
Indian rupee	April 26, 2024	6.650	June 30, 2033	4,500	4,500	50
Indian rupee	May 2, 2024	7.000	March 1, 2029	5,000	5,000	56
Hong Kong dollars	May 17, 2024	3.675	February 6, 2027	170	170	22
Hong Kong dollars	May 22, 2024	4.035	May 22, 2027	300	300	39
Euro	May 23, 2024	2.875	May 23, 2031	1,000	1,000	1,172
Indian rupee	June 3, 2024	7.000	March 1, 2029	5,000	5,000	56

Indian rupee	June 12, 2024	6.650	June 30, 2033	7,000	7,000	78
Mexican pesos	June 21, 2024	Zero Coupon	June 21, 2044	5,000	5,000	278
Chinese yuan	June 27, 2024	2.960	June 27, 2034	1,000	1,000	143
Indian rupee	July 2, 2024	7.200	July 2, 2031	4,500	4,500	50
Indian rupee	July 15, 2024	6.650	June 30, 2033	5,000	5,000	56
Chinese yuan	July 30, 2024	2.960	June 27, 2034	700	700	100
Chinese yuan	July 31, 2024	2.885	July 31, 2034	588	588	84
Chinese yuan	August 6, 2024	2.900	August 6, 2034	400	400	57
U.S. dollars	August 22, 2024	4.000	January 15, 2027	300	300	300
Hong Kong dollars	August 22, 2024	3.018	August 22, 2029	400	400	51
Hong Kong dollars	August 27, 2024	3.085	August 27, 2028	400	400	51
Indian rupee	August 29, 2024	7.200	July 2, 2031	5,500	5,500	61
Hong Kong dollars	October 16, 2024	3.226	October 16, 2027	300	300	39
Hong Kong dollars	October 18, 2024	3.225	October 18, 2029	300	300	39
Chinese yuan	October 21, 2024	2.050	October 21, 2029	3,000	3,000	429
U.S. dollars	October 23, 2024	4.000	January 15, 2027	200	200	200
Indian rupee	October 23, 2024	6.900	October 23, 2034	8,500	8,500	95
Hong Kong dollars	October 30, 2024	3.275	October 30, 2029	300	300	39
Hong Kong dollars	October 31, 2024	3.278	October 29, 2027	160	160	21
Turkish lira	November 15, 2024	Zero Coupon	November 15, 2029	2,000	2,000	47
Vietnamese dong	December 4, 2024	5.500	December 4, 2026	400,000	400,000	16
Pound sterling	January 10, 2025	4.375	October 22, 2029	500	500	672
Chinese yuan	January 10, 2025	2.475	January 10, 2035	100	100	14
Chinese yuan	January 13, 2025	2.450	January 13, 2035	400	400	57
Chinese yuan	January 14, 2025	2.480	January 14, 2035	200	200	29
Indian rupee	January 14, 2025	6.960	January 14, 2035	6,000	6,000	67
U.S. dollars	January 16, 2025	4.500	January 16, 2030	2,000	2,000	2,000
Chinese yuan	January 16, 2025	Zero Coupon	January 16, 2031	1,200	1,200	172
Australian dollars	January 21, 2025	4.600	January 21, 2030	500	500	334
Chinese yuan	January 22, 2025	2.440	January 22, 2035	200	200	29
Indian rupee	January 23, 2025	7.000	January 23, 2032	9,000	9,000	100
Chinese yuan	January 24, 2025	Zero Coupon	January 24, 2031	800	800	115
Turkish lira	February 3, 2025	30.000	September 29, 2027	1,500	1,500	35
Swiss franc	February 10, 2025	0.745	February 10, 2033	100	100	126
Chinese yuan	February 14, 2025	2.500	February 14, 2035	200	200	29
Mexican pesos	February 21, 2025	Zero Coupon	February 21, 2045	5,000	5,000	278
Hong Kong dollars	February 26, 2025	3.847	February 26, 2028	4,000	4,000	514
Vietnamese dong	February 27, 2025	6.750	February 27, 2026	300,000	300,000	12

Hungarian forint	April 8, 2025	6.130	March 31, 2026	2,800	2,800	9
U.S. dollars	April 29, 2025	4.375	April 29, 2032	60	60	60
U.S. dollars	April 30, 2025	4.883	April 30, 2035	100	100	100
U.S. dollars	May 6, 2025	4.670	May 6, 2032	50	50	50
Euro	May 14, 2025	2.625	May 14, 2032	1,000	1,000	1,172
U.S. dollars	May 20, 2025	4.410	May 20, 2032	70	70	70
U.S. dollars	May 20, 2025	4.740	May 20, 2032	50	50	50
U.S. dollars	May 20, 2025	4.740	May 20, 2032	45	45	45
U.S. dollars	May 20, 2025	5.012	May 20, 2035	100	100	100
U.S. dollars	May 21, 2025	4.500	May 21, 2035	1,000	1,000	1,000
U.S. dollars	May 27, 2025	5.040	May 27, 2035	20	20	20
U.S. dollars	July 10, 2025	4.500	July 10, 2035	20	20	20
U.S. dollars	July 10, 2025	4.600	July 10, 2035	80	80	80
Chinese yuan	July 14, 2025	1.640	July 14, 2027	2,000	2,000	286
U.S. dollars	July 14, 2025	5.210	July 14, 2045	100	100	100
Chinese yuan	August 7, 2025	1.945	August 7, 2035	700	700	100
Chinese yuan	August 11, 2025	1.945	August 11, 2035	700	700	100
U.S. dollars	September 10, 2025	3.625	September 15, 2028	2,000	2,000	2,000
Georgian lari	September 17, 2025	Floating Rate	September 17, 2030	40	40	15
U.S. dollars	October 9, 2025	4.300	October 9, 2035	100	100	100
U.S. dollars	October 30, 2025	4.145	October 30, 2035	100	100	100
U.S. dollars	October 30, 2025	4.180	October 30, 2035	90	90	90
Turkish lira	November 18, 2025	Zero Coupon	November 18, 2027	7,700	7,700	179
Total (2)(3)						38,054

Notes:

(1)	The amount outstanding in millions of U.S. dollars is computed using the exchange rate at December 31, 2025.
(2)

The figures included in this schedule do not include premiums, discounts and other accounting adjustments that are included in the total amount of borrowings in the Statement of Financial Position of the Asian Infrastructure Investment Bank (“AIIB”) as at December 31, 2025, which is included in the audited financial statements for the year ended December 31, 2025 in Exhibit 2 of this annual report on Form 18-K.

(3)	Totals in this schedule may not sum exactly due to rounding differences.

SCHEDULE OF ANNUAL AMORTIZATION OF FUNDED DEBT OUTSTANDING AT DECEMBER 31, 2025

(IN MILLIONS OF U.S. DOLLARS)(1)

Currency	2026	2027	2028	2029	2030	2031 and after	Total(2)
Australian dollars	334	368	334	—	334	—	1,370
Chinese yuan	165	758	572	429	—	1,029	2,954
Euro	—	176	1,758	—	—	2,345	4,279
Georgian lari	—	—	—	—	15	—	15
Hong Kong dollars	26	389	565	128	—	—	1,109
Hungarian forint	9	—	—	—	—	—	9
Indian rupee	14	56	—	384	—	702	1,156
Indonesian rupiah	16	—	—	—	—	—	16
Mexican pesos	8	—	—	—	—	1,111	1,119
Philippine pesos	—	64	—	—	—	—	64
Polish złoty	—	—	28	—	—	—	28
Pound sterling	2,015	1,007	—	672	—	—	3,693
South African rand	—	—	30	—	—	—	30
Swiss franc	—	—	—	—	252	126	378
Turkish lira	—	226	—	47	—	—	272
U.S. dollars	5,700	3,450	4,150	3,000	2,000	3,235	21,535
Vietnamese dong	28	—	—	—	—	—	28
Total(2)(3)	8,313	6,494	7,438	4,660	2,601	8,548	38,054

Notes:

(1)	Amounts outstanding in millions of U.S. dollars is computed using the exchange rate at December 31, 2025.
(2)	Totals in this schedule may not sum exactly due to rounding differences.
(3)

The figures included in this schedule do not include premiums, discounts and other accounting adjustments that are included in the total amount of borrowings in AIIB’s Statement of Financial Position as at December 31, 2025, which is included in the audited financial statements for the year ended December 31, 2025 in Exhibit 2 of this annual report on Form 18-K.